Equity Investments	12 Months Ended
Dec. 31, 2013
Equity Investments [Abstract]
Equity Investments Disclosure

13.  EQUITY INVESTMENTS

As of December 31, 2013, the Company owned equity interests of 27.5% in four hospitals in Las Vegas, Nevada, and 26.1% in one hospital in Las Vegas, Nevada, in which Universal Health Systems, Inc. owns the majority interest, and an equity interest of 38.0% in three hospitals in Macon, Georgia, in which HCA Holdings, Inc. (“HCA”) owns the majority interest.

Summarized combined financial information for these unconsolidated entities in which the Company owns an equity interest is as follows (in thousands):

	December 31,
	2013	2012

Current assets	$235,679	$240,086
Noncurrent assets	790,297	847,484
Total assets	$1,025,976	$1,087,570

Current liabilities	$99,330	$89,933
Noncurrent liabilities	1,616	1,941
Members’ equity	924,909	995,569
Noncontrolling interest	121	127
Total liabilities and equity	$1,025,976	$1,087,570

	Year Ended December 31,
	2013	2012	2011
Revenues	$1,246,183	$1,236,915	$1,230,146
Operating costs and expenses	1,116,745	1,079,055	1,068,212
Income from continuing operations before taxes	129,576	157,762	162,124

The summarized financial information was derived from the unaudited financial information provided to the Company by those unconsolidated entities.

The Company’s investment in all of its unconsolidated affiliates was $421.7 million and $432.1 million at December 31, 2013 and 2012, respectively, and is included in other assets, net in the accompanying consolidated balance sheets. Included in the Company’s results of operations is the Company’s equity in pre-tax earnings from all of its investments in unconsolidated affiliates, which was $42.6 million, $42.0 million and $49.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.